EXHIBIT 99.1
                Computational Materials and/or ABS Term Sheet

                        Alternative Loan Trust 2005-IM1



                            Computational Materials



                         [LOGO OMITTED]Countrywide(R)



                                $[370,124,000]
                                 (Approximate)




                                  CWALT, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials.

The issuer has filed a registration statement (including a prospectus with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information, if any, set forth in these Computational Materials, including without limitation any collateral tables which may follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. Any statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to any statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of any such statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
                                       2

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    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Preliminary Term Sheet                          Date Prepared: November 29, 2005

                        Alternative Loan Trust 2005-IM1
           $[370,124,000] (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans

============================================================================================================================
                   Principal
                   Amount ($)      WAL (Yrs) (2)(3)    Interest                                         Expected Ratings
    Class         (Approx.) (1)     (Call / Mat)     Rate Type (4)           Tranche Type                 Moody's/S&P
    -----         ---------          ------------    ----------              -------------                -----------
     A-1          [199,126,000]    [2.96] / [3.21]     Floating          Super Senior Floater               Aaa/AAA
     A-2          [82,968,000]     [2.96] / [3.21]     Floating        Senior Mezzanine Floater             Aaa/AAA
     A-3          [49,781,000]     [2.96] / [3.21]     Floating        Senior Mezzanine Floater             Aaa/AAA
----------------------------------------------------------------------------------------------------------------------------
     A-IO              N/A           Not Offered                         Interest Only Senior               Aaa/AAA
----------------------------------------------------------------------------------------------------------------------------
     M-1          [16,687,000]     [7.26] / [7.83]     Floating           Subordinate Floater                Aa2/AA
     M-2          [11,812,000]     [7.24] / [7.66]     Floating           Subordinate Floater                A2/A+
     M-3           [6,750,000]     [7.21] / [7.34]     Floating           Subordinate Floater              Baa2/BBB+
     M-4           [1,125,000]     [6.99] / [6.99]     Floating           Subordinate Floater               Baa3/BBB
     M-5           [1,875,000]     [6.71] / [6.71]     Floating           Subordinate Floater               Ba1/BBB-
----------------------------------------------------------------------------------------------------------------------------
    Total:      $[370,124,000]


(1) The Certificates (as described herein) will be collateralized by first-lien negative amortization residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.
(2) The WALs are shown to the Call Date (as defined herein) and to maturity at a pricing speed of 20% CPR for the Subordinate Certificates and 25% CPR for the Senior Certificates.
(3) All Classes of Certificates are subject to a 10% optional termination (as described herein).
(4) For each Distribution Date, the Certificate Interest Rate for the Class A-1, Class A-2 and Class A-3 Certificates and the Subordinate Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap and (iii) the Maximum Rate. The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Call Date.

Depositor:                 CWALT, Inc.

Seller:                    Countrywide Home Loans, Inc.

Originator:                Impac Mortgage Holdings, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicer:          As of the Closing  Date, it is expected that
                           Countrywide Home Loans Servicing LP will service all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Moody's and Standard & Poor's are expected to provide
                           ratings on the Offered Certificates.

Cut-off Date:              November 1, 2005.

Sample Pool
Calculation Date:          November 1, 2005.

Closing Date:              On or about December 9, 2005.

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
                                       3

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    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Pricing Date:              On or about December 1, 2005.

Settlement Date:           On or about December 9, 2005

Distribution Date:         The 25th day of each month (or if such a business day
                           is not a business day the next succeeding business
                           day), commencing in December 2005.

Certificates:              The "Senior Certificates" will consist of the
                           Class A-1, Class A-2 and Class A-3 Certificates.

                           The "Subordinate Certificates" will consist of the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates. The Senior Certificates, the Subordinate Certificates and the Class A-R, Class C and Class P Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Subordinate Certificates (together, the "Offered Certificates") are being offered publicly. The Class A-R, Class C, Class A-IO and Class P Certificates are collectively referred to as the "Non-Offered Certificates".

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates will
                           be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be eligible
                           for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue
                           Code of 1986, as amended, subject to certain considerations as described in the prospectus.

SMMEA Treatment:           The Senior Certificates and the [Class M-1]
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow the Master
                           Servicer to purchase all remaining assets of the trust fund which may be exercised once the aggregate stated principal balance of the Mortgage
                           Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. This purchase would result in a termination of the Certificates and occurs on the "Call Date".

Mortgage Loans and
Calculation Groups:        The aggregate principal balance of the Mortgage Loans
                           as of the Cut-off Date is expected to be approximately $375,000,166. All of the Mortgage
                           Loans will be comprised of adjustable rate, negative amortization mortgage loans that accrue interest at a mortgage rate which adjusts monthly
                           (after the initial fixed rate period, if applicable) based on the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year ("MTA") and on the one-month LIBOR index.

                           The mortgage rates on the Mortgage Loans are fixed for the first one to three months following their first payment dates (and the related mortgage rate during such time period will be less than the related mortgage index plus the applicable margin) and then they adjust monthly. However, the monthly payment amount is subject to an adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth payment adjustment date and on the same day every five years thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds 110% of the original principal balance due

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
                                       4

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    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                           to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Pricing Prepayment
Speed: The Senior Certificates will be priced to a prepayment speed of 25% CPR. The Subordinate Certificates will be priced to a prepayment speed of 20% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of master
                           servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable.
                           As of the Sample Pool Calculation Date, the weighted average Expense Fee Rate with respect to any period is expected to be approximately
                           [0.375]%.

Net WAC: The "Net WAC" will be equal to the weighted average gross interest rate on the Mortgage Loans less the weighted average Expense Fee Rate for the Mortgage Loans.

Net WAC Cap:               The "Net WAC Cap, equals (i) the Net WAC of the
                           Mortgage Loans as of the first day of the calendar month preceding the month in which the Distribution
                           Date occurs, minus (ii) the product of (a) the Pass-Through Rate on the Class A-IO Certificates and (b) a fraction, the numerator of which is the Notional Balance of the Class A-IO Certificates and the denominator of which is the unpaid principal balance of the Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Pass-Through Rate:         The Pass-Through Rate for each class of Offered
                           Certificates will be equal to the least of (a) one-month LIBOR plus the margin for such class, (b) the Net Rate Cap and (c) the Maximum Rate.

                           The Class A-IO Certificates will accrue interest based on (i) the lesser of the Notional Balance set forth below and the actual unpaid principal balance of the Mortgage Loans (ii) the rates set forth below (the "Class A-IO Interest Rate"):

                             ------------------------------------------------
                             Period         Notional Balance ($)    Rate (%)
                             ------------------------------------------------
                             1                 375,000,166           2.70%
                             ------------------------------------------------


Maximum Rate:              The "Maximum Rate" for the Offered Certificates will
                           be equal to 9.50% per annum.


Carryover Shortfall
Amount: On any Distribution Date, the "Carryover Shortfall Amount" for the Offered Certificates is an amount equal to the sum of (i) the excess of (a) interest accrued at LIBOR plus the related margin for such Class over (b) the actual amount of interest such Class is entitled to receive on such Distribution Date based on the related Certificate Interest Rate and (ii) the unpaid portion of any such excess from previous Distribution Dates (and interest accrued thereon at the related Certificate Interest Rate for such Class without giving effect to the Net WAC Cap or the Maximum Rate).

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
                                       5

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-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

Accrued Interest:          The price to be paid by investors for the Offered
                           Certificates will not include accrued interest
                           (i.e., settling flat).

Interest Accrual Period:   The interest accrual period with respect to the
                           Offered Certificates will be the period from the prior Distribution Date (or the Closing Date in the case of the first Distribution Date) to the day prior to the current Distribution Date (on an actual/360 basis). With respect to the Class A-IO
                           Certificates and any payment date, the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

Net Deferred Interest:     The "Net Deferred Interest" for the Mortgage Loans
                           and any Distribution Date is the greater of (a) the excess of Deferred Interest on the Mortgage Loans for the related due period over all voluntary principal prepayments on the Mortgage Loans during the prepayment period related to such Distribution
                           Date and subsequent recoveries on the Mortgage
                           Loans during the prior calendar month and (b) zero.

                           For any Distribution Date, Net Deferred Interest will be allocated among the Offered Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date. The amount of current interest allocable to each Class of Offered Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates.

                           The "Adjusted Cap Rate" for the Offered
                           Certificates for any Distribution Date will equal the excess, if any, of the Net WAC Cap for such Distribution Date, over a fraction expressed as a percentage, the numerator of which is equal to the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related interest accrual period and (ii) the amount of Net Deferred Interest for the Mortgage Loans for that Distribution Date, and the denominator of which is the aggregate principal balance of the Mortgage Loans at the end of the prepayment period related to the immediately preceding Distribution Date.

Net Prepayments:           For any Distribution Date, the excess, if any, of
                           (i) voluntary principal prepayments on the Mortgage
                           Loans during the prepayment period related to such Distribution Date and subsequent recoveries on the Mortgage Loans during the prior calendar month, over (ii) the aggregate amount of Deferred Interest accrued on the Mortgage Loans during the prior calendar month.





________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
                                       6

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-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Credit Enhancement:        The Trust will include the following credit
                           enhancement mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates, as the case may be:

                                    1) Subordination
                                    2) Overcollateralization
                                    3) Excess Cashflow


--------------------------------------------------------------------------------------------------------------------------------
                                                                       Target Subordination at       Target Subordination at
                                                                          Stepdown Prior to            Stepdown on or After
  Class          S&P/Moody's          Pre-Stepdown Subordination            December 2011                 December 2011
--------------------------------------------------------------------------------------------------------------------------------
A-1                Aaa/AAA                      11.500%                        28.750%                       23.000%
--------------------------------------------------------------------------------------------------------------------------------
A-2                Aaa/AAA                      11.500%                        28.750%                       23.000%
--------------------------------------------------------------------------------------------------------------------------------
A-3                Aaa/AAA                      11.500%                        28.750%                       23.000%
--------------------------------------------------------------------------------------------------------------------------------
M-1                 Aa2/AA                      7.050%                         17.625%                       14.100%
--------------------------------------------------------------------------------------------------------------------------------
M-2                 A2/A+                       3.900%                          9.750%                        7.800%
--------------------------------------------------------------------------------------------------------------------------------
M-3               Baa2/BBB+                     2.100%                          5.250%                        4.200%
--------------------------------------------------------------------------------------------------------------------------------
M-4                Baa3/BBB                     1.800%                          4.500%                        3.600%
--------------------------------------------------------------------------------------------------------------------------------
M-5                Ba1/BBB-                     1.300%                          3.250%                        2.600%
--------------------------------------------------------------------------------------------------------------------------------



Subordination:             The Subordinate Certificates will be subordinate
                           to, and provide credit support for, the Senior
                           Certificates. Among the Subordinate Certificates,
                           Certificates with a higher class designation will be subordinate to, and provide credit support for, those Subordinate Certificates with a lower class designation. The Class A-3 Certificates will provide additional credit support for the Class A-1 and Class A-2 Certificates and the Class A-2
                           Certificates will provide additional credit support for the Class A-1 Certificates.

Overcollateralization
Target: For any Distribution prior to the Stepdown Date, the Overcollateralization Target will be equal to 1.30% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Initial Overcollateralization Target"). The Initial Overcollateralization Target will be met on the Closing Date.

                           On or after the Stepdown Date, the
                           Overcollateralization Target will be equal to 3.25% of the aggregate stated principal balance of the Mortgage Loans prior to the Distribution Date in December 2011 and 2.60% of the aggregate stated principal balance of the Mortgage Loans on or after the Distribution Date in December 2011; in each case, subject to a floor (the
                           "Overcollateralization Floor") equal to 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date; provided, however, that if a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount will be equal to the Overcollateralization Target Amount on the immediately preceding Distribution Date.

Excess Cashflow:           "Excess Cashflow" for any Distribution Date will be
                           equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of "Certificates Priority of Distributions."

Trigger Event:             An "Trigger Event" will be in effect on a
                           Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger Event or a Cumulative Loss Trigger Event is in effect on such Distribution Date.

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
                                       7

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-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

Delinquency Trigger
Event: With respect to the Senior Certificates and the Subordinate Certificates, a "Delinquency Trigger Event" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds 20.00% times the Senior Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Mortgage Loans for the preceding Distribution Date, over (ii) (A) before the aggregate certificate principal balance of the Senior Certificates has been reduced to zero, the aggregate certificate principal balance of the Senior Certificates, or (B) after such time, the certificate principal balance of the most senior class of Subordinate Certificates outstanding, as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss
Trigger Event:             With respect to the Offered Certificates, a
                           "Cumulative Loss Trigger Event" will be in effect if the aggregate amount of Realized Losses on the Mortgage Loans since the Cut-off Date exceeds the applicable percentage of the Cut-off Date Principal
                           Balance of the Mortgage Loans delivered on the Closing Date, as set forth below.

    Period (month)                    Percentage
    --------------                    ----------
    37 - 48                           0.75% with respect to December 2008, plus
                                      an additional 1/12th of 0.60% for each
                                      month thereafter until November 2009
    49 - 60                           1.35% with respect to December 2009, plus
                                      an additional 1/12th of 0.55% for each
                                      month thereafter until November 2010
    61 - 72                           1.90% with respect to December 2010, plus
                                      an additional 1/12th of 0.75% for each
                                      month thereafter until November 2011
    73 - 84                           2.65% with respect to December 2011, plus
                                      an additional 1/12th of 0.25% for each
                                      month thereafter until November 2012
    85 +                              2.90%

Stepdown Date:             The earlier to occur of:

                                (i) the Distribution Date on which the aggregate
                                     certificate principal balance of the Senior
                                     Certificates is reduced to zero; and
                               (ii) the later to occur of:

                                      a) the Distribution Date in December 2008.

                                      b) the first Distribution Date on which
                                         the aggregate certificate principal
                                         balance of the Senior Certificates is
                                         less than or equal to (1) prior to the
                                         Distribution Date in December 2011,
                                         71.25% of the aggregate stated
                                         principal balance of the Mortgage Loans
                                         for such Distribution Date and (2) on
                                         or after the Distribution Date in
                                         December 2011, 77.00% of the aggregate
                                         stated principal balance of the
                                         Mortgage Loans for such Distribution
                                         Date.


Allocation of Losses:      Any realized losses on the Mortgage Loans not covered
                           by Excess Interest or the O/C will be allocated to each class of Certificates in the following order of priority: to the Class M-5, Class M-4, Class
                           M-3, Class M-2, Class M-1, Class A-3, Class A-2 and
                           Class A-1 Certificates, in each case until the certificate principal balance thereof is reduced to zero.


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
                                       8

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-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:
                              1) Interest funds, sequentially, as follows: (a)
                                 to each class of Senior Certificates and the Class A-IO Certificates, current and unpaid interest, pro rata, then (b) current interest, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates;
                              2) Principal funds, sequentially, as follows:
                                 (a) to the Senior Certificates (as described under "Principal Paydown" and "Senior Principal Distributions"), then (b) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates, each as described under "Paydown" below;
                              3) Any Excess Cashflow, to the Offered
                                 Certificates to build or restore O/C as
                                 described under "Overcollateralization
                                 Target" and "Principal Paydown,"
                                 respectively;
                              4) Any remaining Excess Cashflow to pay any
                                 unpaid realized loss amounts, sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates;
                              5) Any remaining Excess Cashflow to pay any
                                 unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates;
                              6) Any remaining Excess Cashflow to pay Net Rate
                                 Carryover related to the Offered
                                 Certificates; and
                              7) To the Non-Offered Certificate(s), any
                                 remaining amount as described in the Pooling and Servicing Agreement.






________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
                                       9

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-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Principal Paydown:         Prior to the Stepdown Date or if a Trigger Event is
                           in effect on any Distribution Date, 100% of the available principal funds will be paid to the Senior Certificates (as described under "Senior
                           Principal Distributions"), provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class
                           M-1, Class M-2, Class M-3, Class M-4 and Class M-5
                           Certificates.

                           On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, to the Senior Certificates (as described under "Senior Principal Distributions"), such that the Senior Certificates in the aggregate will have 28.750% subordination prior to the Distribution Date in December 2011and 23.000% subordination on or after the Distribution Date in December 2011, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have 17.625% subordination prior to the Distribution Date in December 2011and 14.100% subordination on or after the Distribution Date in December 2011, (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 9.750% subordination prior to the Distribution Date in December 2011and 7.800% subordination on or after the Distribution Date in December 2011, (iv) fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have 5.250% subordination prior to the Distribution Date in December 2011and 4.200% subordination on or after the Distribution Date in December 2011, (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 4.500% subordination prior to the Distribution Date in December 2011and 3.600% subordination on or after the Distribution Date in December 2011 and (vi) sixth, to the Class M-5 Certificates such that the Class M-5 Certificates will have 3.250% subordination prior to the Distribution Date in December 2011and 2.600% subordination on or after the Distribution Date in December 2011; provided, however, that the subordination will be subject to the O/C Floor.

Senior
Principal Distributions:   Principal distributed on the Senior Certificates will
                           be applied pro rata, to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata, based on the certificate principal balance thereof, in each case until the certificate principal balance thereof is reduced to zero.


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
                                       10

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                           Discount Margin (bps) (1)

Class A-1 (To Call)
-------------------------------------------------------------------------------
     Margin (bps)               27
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 100.0000                 27        27        27        27        27
===============================================================================
 WAL (yr)                      7.59      5.20      3.82      2.96      1.59
 MDUR (yr)                     5.91      4.32      3.31      2.64      1.49
 First Prin Pay                 1         1         1         1         1
 Last Prin Pay                 223       162       123        97        56
-------------------------------------------------------------------------------


Class A-1 (To Maturity)
-------------------------------------------------------------------------------
     Margin (bps)               27
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 100.0000                 28        28        28        29        29
===============================================================================
 WAL (yr)                      7.96      5.57      4.13      3.21      1.74
 MDUR (yr)                     6.05      4.50      3.48      2.80      1.60
 First Prin Pay                 1         1         1         1         1
 Last Prin Pay                 345       309       256       210       124
-------------------------------------------------------------------------------


Class A-2 (To Call)
-------------------------------------------------------------------------------
     Margin (bps)               35
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 100.0000                 35        35        35        35        35
===============================================================================
 WAL (yr)                      7.59      5.20      3.82      2.96      1.59
 MDUR (yr)                     5.88      4.31      3.30      2.63      1.49
 First Prin Pay                 1         1         1         1         1
 Last Prin Pay                 223       162       123        97        56
-------------------------------------------------------------------------------


Class A-2 (To Maturity)
-------------------------------------------------------------------------------
     Margin (bps)               35
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 100.0000                 36        36        37        37        37
===============================================================================
 WAL (yr)                      7.96      5.57      4.13      3.21      1.74
 MDUR (yr)                     6.02      4.48      3.47      2.79      1.60
 First Prin Pay                 1         1         1         1         1
 Last Prin Pay                 345       309       256       210       124
-------------------------------------------------------------------------------






            ______________________________________________________

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
                                      11

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class A-3 (To Call)
-------------------------------------------------------------------------------
     Margin (bps)               44
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 100.0000                 44        44        44        44        44
===============================================================================
 WAL (yr)                      7.59      5.20      3.82      2.96      1.59
 MDUR (yr)                     5.85      4.29      3.29      2.62      1.49
 First Prin Pay                 1         1         1         1         1
 Last Prin Pay                 223       162       123        97        56
-------------------------------------------------------------------------------


Class A-3 (To Maturity)
-------------------------------------------------------------------------------
     Margin (bps)               44
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 100.0000                 45        46        46        46        47
===============================================================================
 WAL (yr)                      7.96      5.57      4.13      3.21      1.74
 MDUR (yr)                     5.99      4.46      3.46      2.78      1.60
 First Prin Pay                 1         1         1         1         1
 Last Prin Pay                 345       309       256       210       124
-------------------------------------------------------------------------------


Class M-1 (To Call)
-------------------------------------------------------------------------------
     Margin (bps)               75
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 100.0000                 75        75        75        75        75
===============================================================================
 WAL (yr)                     12.93      9.33      7.26      5.86      3.89
 MDUR (yr)                     9.24      7.27      5.97      4.99      3.50
 First Prin Pay                 84        72        54        43        41
 Last Prin Pay                 223       162       123        97        56
-------------------------------------------------------------------------------


Class M-1 (To Maturity)
-------------------------------------------------------------------------------
     Margin (bps)               75
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 100.0000                 76        77        77        77        78
===============================================================================
 WAL (yr)                     13.69     10.02      7.83      6.33      4.23
 MDUR (yr)                     9.50      7.59      6.28      5.28      3.75
 First Prin Pay                 84        72        54        43        41
 Last Prin Pay                 309       248       194       156        91
-------------------------------------------------------------------------------










________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
                                      12

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class M-2 (To Call)
-------------------------------------------------------------------------------
     Margin (bps)              140
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 100.0000                140       140       140       140       140
===============================================================================
 WAL (yr)                     12.93      9.29      7.24      5.85      3.76
 MDUR (yr)                     8.85      7.01      5.80      4.88      3.34
 First Prin Pay                 84        72        54        43        38
 Last Prin Pay                 223       162       123        97        56
-------------------------------------------------------------------------------


Class M-2 (To Maturity)
-------------------------------------------------------------------------------
     Margin (bps)              140
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 100.0000                141       142       143       143       144
===============================================================================
 WAL (yr)                     13.52      9.81      7.66      6.20      4.03
 MDUR (yr)                     9.05      7.24      6.02      5.08      3.54
 First Prin Pay                 84        72        54        43        38
 Last Prin Pay                 288       222       172       137        80
-------------------------------------------------------------------------------


Class M-3 (To Call)
-------------------------------------------------------------------------------
     Margin (bps)              175
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 93.0088                 258       279       300       323       392
===============================================================================
 WAL (yr)                     12.91      9.25      7.21      5.83      3.71
 MDUR (yr)                     8.40      6.70      5.58      4.71      3.21
 First Prin Pay                 84        72        54        43        37
 Last Prin Pay                 223       162       123        97        56
-------------------------------------------------------------------------------


Class M-3 (To Maturity)
-------------------------------------------------------------------------------
     Margin (bps)              175
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 93.0088                 258       279       300       322       388
===============================================================================
 WAL (yr)                     13.10      9.41      7.34      5.94      3.86
 MDUR (yr)                     8.46      6.76      5.64      4.77      3.32
 First Prin Pay                 84        72        54        43        37
 Last Prin Pay                 254       188       144       115        72
-------------------------------------------------------------------------------





________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
                                      13

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class M-4 (To Call)
-------------------------------------------------------------------------------
     Margin (bps)              175
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 88.0706                 323       362       400       442       562
===============================================================================
 WAL (yr)                     12.58      8.96      6.99      5.66      3.66
 MDUR (yr)                     8.13      6.46      5.38      4.54      3.13
 First Prin Pay                 84        72        54        43        37
 Last Prin Pay                 210       151       114        91        56
-------------------------------------------------------------------------------


Class M-4 (To Maturity)
-------------------------------------------------------------------------------
     Margin (bps)              175
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 88.0706                 323       362       400       442       561
===============================================================================
 WAL (yr)                     12.58      8.96      6.99      5.66      3.67
 MDUR (yr)                     8.13      6.46      5.38      4.54      3.13
 First Prin Pay                 84        72        54        43        37
 Last Prin Pay                 210       151       114        91        58
-------------------------------------------------------------------------------


Class M-5 (To Call)
-------------------------------------------------------------------------------
     Margin (bps)              175
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 71.4810                 589       696       800       915       1240
===============================================================================
 WAL (yr)                     12.12      8.60      6.71      5.44      3.54
 MDUR (yr)                     7.34      5.88      4.93      4.16      2.88
 First Prin Pay                 84        72        54        43        37
 Last Prin Pay                 198       141       107        84        54
-------------------------------------------------------------------------------


Class M-5 (To Maturity)
-------------------------------------------------------------------------------
     Margin (bps)              175
-------------------------------------------------------------------------------
CPR Prepayment Speed           10%       15%       20%       25%       40%

===============================================================================
  DM @ 71.4810                 589       696       800       915       1240
===============================================================================
 WAL (yr)                     12.12      8.60      6.71      5.44      3.54
 MDUR (yr)                     7.34      5.88      4.93      4.16      2.88
 First Prin Pay                 84        72        54        43        37
 Last Prin Pay                 198       141       107        84        54
-------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.




________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
                                       14

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   CONTACTS
--------------------------------------------------------------------------------

Countrywide Securities Corporation

Trading
-------

Gary Johnson                                    Tel: (818) 225-3188
                                                gary_johnson@countrywide.com
Peter Harrison                                  Tel: (818) 225-4544
                                                peter_harrison@countrywide.com
Jeff Traister                                   Tel: (818) 225-4712
                                                jeffrey_traister@countrywide.com
Arielle Jacobs                                  Tel: (818) 225-6396
                                                arielle_jacobs@countrywide.com
Banking Group
-------------

Brandon Watts                                   Tel:  (818) 225-4588
                                                brandon_watts@countrywide.com
Josh Smith                                      Tel:  (818) 225-3292
                                                joshua_n_smith@countrywide.com
Matthew Tomiak                                  Tel: (818) 225-4918
                                                matthew_tomiak@countrywide.com


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION).
                                       15

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------            Alternative Loan Trust 2005-IM1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                   Certificates Available Funds Rate Schedule (1)
                   ----------------------------------------------

------------------------------------------  ------------------------------------------
        Available Funds  Available Funds              Available Funds  Available Funds
Period      Rate (%)          Rate (%)        Period      Rate (%)          Rate (%)
------  ---------------  ---------------      ------  ---------------  ---------------
              (2)            (3)                            (2)            (3)
  1           9.84           9.84               52         8.39           10.65
  2           6.13           6.13               53         7.59            9.62
  3           6.45           9.42               54         7.85            9.94
  4           7.30          10.44               55         7.60            9.62
  5           6.71           9.44               56         7.87            9.94
  6           7.05           9.75               57         7.62            9.62
  7           6.91           9.44               58         7.62            9.62
  8           7.22           9.76               59         7.89            9.94
  9           7.07           9.45               60         7.64            9.62
  10          7.15           9.45               61         7.90            9.94
  11          7.45           9.77               62         7.65            9.62
  12          7.24           9.46               63         7.65            9.62
  13          7.52           9.77               64         8.48           10.65
  14          7.29           9.46               65         7.66            9.62
  15          7.30           9.46               66         7.92            9.94
  16          8.08          10.48               67         7.67            9.62
  17          7.30           9.47               68         7.93            9.94
  18          7.54           9.79               69         7.68            9.62
  19          7.29           9.48               70         7.69            9.62
  20          7.53           9.80               71         7.95            9.94
  21          7.29           9.49               72         7.69            9.62
  22          7.29           9.49               73         7.95            9.94
  23          7.53           9.81               74         7.66            9.56
  24          7.30           9.50               75         7.67            9.57
  25          7.55           9.82               76         8.21           10.24
  26          7.31           9.51               77         7.69            9.58
  27          7.32           9.51               78         7.96            9.91
  28          7.84          10.18               79         7.71            9.60
  29          7.34           9.53               80         7.98            9.93
  30          7.60           9.85               81         7.73            9.61
  31          7.37           9.54               82         7.75            9.62
  32          7.63           9.86               83         8.02            9.95
  33          7.40           9.55               84         7.77            9.64
  34          7.41           9.56               85         8.04            9.97
  35          7.67           9.88               86         7.79            9.66
  36          7.44           9.57               87         7.81            9.67
  37          7.70           9.89               88         8.66           10.71
  38          7.47           9.58               89         7.83            9.69
  39          7.48           9.59               90         8.11           10.02
  40          8.29          10.62               91         7.86            9.71
  41          7.50           9.60               92         8.14           10.04
  42          7.76           9.93               93         7.89            9.73
  43          7.52           9.62               94         7.90            9.74
  44          7.78           9.94               95         8.18           10.08
  45          7.53           9.62               96         7.93            9.76
  46          7.54           9.62               97         8.21           10.10
  47          7.80           9.94
  49          7.55           9.62
  50          7.81           9.94
  51          7.57           9.62
------------------------------------------  ------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Based on the 1-Month LIBOR, 6-Month LIBOR, One-Year LIBOR and One-Year CMT forward curves and assumes that all are run at the Pricing Prepayment Speed to call and includes all projected cash proceeds if any from the Corridor Contracts.

(3) Assumes that 1-Month, 6-Month LIBOR,One-Year LIBOR and One-Year CMT increase by 1000 basis points at the beginning of the 2nd period, the collateral is run at the Pricing Prepayment Speed .
--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                              CWALT 2005-IM1
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------



                                      $375,000,166 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                                          Range
(As of Calculation Date)                                                                                  -----
Total Number of Loans                                                      929
Total Outstanding Balance                                          375,000,166
Average Loan Balance                                                  $403,660                      $66,083 to $1,940,702
WA Mortgage Rate                                                        5.565%                       1.000% to 7.680%
WA Mortgage Rate Net LPMI                                               5.565%                       1.000% to 7.680%
Net WAC                                                                 5.153%                       0.588% to 7.268%
ARM Characteristics
      WA Gross Margin                                                   3.466%                       1.625% to 4.445%
      WA Months to First Roll                                                1                            1 to 3
      WA First Periodic Cap                                             0.002%                       0.000% to 1.000%
      WA Subsequent Periodic Cap                                        0.005%                       0.000% to 2.000%
      WA Lifetime Cap                                                   9.997%                       9.950% to 9.999%
      WA Lifetime Floor                                                 3.466%                       1.625% to 4.445%
WA Original Term (months)                                                  360                          360 to 360
WA Remaining Term (months)                                                 359                          310 to 360
WA Age (months)                                                              1                            0 to 50
WA LTV                                                                  76.08%                       19.73% to 95.00%
WA FICO                                                                    688

Secured by (% of pool)       1st Liens                                 100.00%
                             2nd Liens                                   0.00%
Prepayment Penalty at Loan Orig (% of all loans)                        86.86%
Prepay Moves Exempted        Soft                                        7.48%
                             Hard                                       79.38%
                             No Prepay                                  13.14%
                             Unknown                                     0.00%
Percent of IO                                                            0.00%




  Top 5 States        Top 5 Prop           Doc Types           Purpose Codes          Occ Codes         Orig PP Term
  ------------        ----------           ---------           -------------          ---------         -------------
CA       74.93%    SFR       71.20%    REDUCE       69.47%   RCO        69.40%    OO        86.83%    0         13.14%
FL       11.04%    PUD       16.81%    SISA         26.38%   PUR        21.60%    INV       11.21%    6          1.91%
NV        2.81%    CND        6.89%    FULL/AL       4.11%   RNC         9.01%    2H         1.96%    12        25.55%
AZ        2.15%    2-4U       3.73%    NO RATI       0.04%                                            24         8.56%
VA        1.78%    CNDP       1.22%                                                                   36        47.95%
                                                                                                      60         2.91%





________________________________________________________________________________
 Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                              CWALT 2005-IM1
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                                            $375,000,166 ARM Rate Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                             Description
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
NegAm LIB1M                $11,994,942    28      3.20    $428,391    5.242     359   696    77.9
NegAm MTA                 $363,005,224   901     96.80    $402,891    5.576     359   688    76.0
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF   % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE  LOANS   TOTAL    BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00          $963,636    11     0.26      $87,603   6.409     359   705    75.0
$100,000.01 - $150,000.00       $3,946,076    30     1.05     $131,536   4.589     359   708    68.3
$150,000.01 - $200,000.00      $14,560,003    83     3.88     $175,422   5.157     359   695    73.2
$200,000.01 - $250,000.00      $23,201,128   104     6.19     $223,088   5.764     359   695    75.8
$250,000.01 - $300,000.00      $26,526,803    96     7.07     $276,321   5.655     359   690    74.7
$300,000.01 - $350,000.00      $28,743,945    89     7.67     $322,966   5.439     359   685    75.2
$350,000.01 - $400,000.00      $42,013,412   111    11.20     $378,499   5.673     359   679    76.6
$400,000.01 - $450,000.00      $39,455,177    92    10.52     $428,861   5.740     359   686    77.5
$450,000.01 - $500,000.00      $36,848,717    77     9.83     $478,555   5.547     359   681    77.3
$500,000.01 - $550,000.00      $32,942,297    63     8.78     $522,894   5.351     359   687    77.1
$550,000.01 - $600,000.00      $30,420,036    53     8.11     $573,963   5.383     358   693    78.6
$600,000.01 - $650,000.00      $24,384,158    39     6.50     $625,235   5.506     359   686    77.9
$650,000.01 - $700,000.00       $8,176,706    12     2.18     $681,392   6.566     358   690    77.3
$700,000.01 - $750,000.00      $19,043,346    26     5.08     $732,436   5.526     359   671    75.7
$750,000.01 - $1,000,000.00    $31,472,429    35     8.39     $899,212   5.528     359   696    73.8
$1,000,000.01 - $1,500,000.00   $3,684,199     3     0.98   $1,228,066   6.515     359   723    75.0
$1,500,000.01 - $2,000,000.00   $8,618,098     5     2.30   $1,723,620   5.468     359   721    68.1
------------------------------------------------------------------------------------------------------------------------------------
                              $375,000,166   929   100.00     $403,660   5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00       $963,636   11      0.26    $87,603     6.409     359   705    75.0
$100,000.01 - $150,000.00    $4,096,251   31      1.09    $132,137    4.652     359   708    68.4
$150,000.01 - $200,000.00   $14,414,508   82      3.84    $175,787    5.158     359   694    73.7
$200,000.01 - $250,000.00   $22,946,744  103      6.12    $222,784    5.741     359   694    75.5
$250,000.01 - $300,000.00   $26,776,507   97      7.14    $276,046    5.670     359   691    74.8
$300,000.01 - $350,000.00   $28,743,945   89      7.67    $322,966    5.439     359   685    75.2
$350,000.01 - $400,000.00   $42,013,412  111     11.20    $378,499    5.673     359   679    76.6
$400,000.01 - $450,000.00   $39,457,012   92     10.52    $428,881    5.747     359   686    77.5
$450,000.01 - $500,000.00   $37,347,789   78      9.96    $478,818    5.547     359   681    77.4
$500,000.01 - $550,000.00   $32,441,389   62      8.65    $523,248    5.341     359   686    77.1


________________________________________________________________________________
 Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                              CWALT 2005-IM1
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                            $375,000,166 ARM Rate Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                                CURRENT     # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                     BALANCE    LOANS    TOTAL    BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
$550,000.01 - $600,000.00     $31,020,177    54      8.27     $574,448   5.417     358   692    78.7
$600,000.01 - $650,000.00     $23,784,017    38      6.34     $625,895   5.464     359   687    77.8
$650,000.01 - $700,000.00      $9,577,157    14      2.55     $684,083   6.662     358   690    77.2
$700,000.01 - $750,000.00     $17,642,895    24      4.70     $735,121   5.391     359   669    75.6
$750,000.01 - $1,000,000.00   $31,472,429    35      8.39     $899,212   5.528     359   696    73.8
$1,000,000.01 - $1,500,000.00  $3,684,199     3      0.98   $1,228,066   6.515     359   723    75.0
$1,500,000.01 - $2,000,000.00  $8,618,098     5      2.30   $1,723,620   5.468     359   721    68.1
------------------------------------------------------------------------------------------------------------------------------------
                             $375,000,166   929    100.00     $403,660   5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF      AVERAGE    GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL      BALANCE     WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                       $430,611     2      0.11    $215,305    6.372     358   665    79.4
Arizona                     $8,080,932    31      2.15    $260,675    6.073     359   692    74.3
California                $280,999,614   639     74.93    $439,749    5.725     359   686    76.0
Colorado                    $1,367,071     2      0.36    $683,536    3.119     359   695    70.1
Delaware                      $591,693     2      0.16    $295,847    4.023     359   678    74.9
Florida                    $41,389,353   135     11.04    $306,588    4.965     359   701    77.1
Georgia                       $256,003     1      0.07    $256,003    6.953     358   647    80.0
Hawaii                      $6,085,556    13      1.62    $468,120    5.696     359   728    74.0
Idaho                         $502,799     1      0.13    $502,799    5.863     359   665    19.7
Illinois                    $4,777,640    12      1.27    $398,137    5.195     353   677    76.0
Maryland                    $2,689,958     8      0.72    $336,245    3.967     359   682    77.8
Michigan                      $285,032     3      0.08     $95,011    7.265     359   692    80.0
Minnesota                     $604,157     3      0.16    $201,386    7.109     359   637    78.5
New Hampshire                 $435,000     1      0.12    $435,000    1.000     360   625    75.0
New Jersey                    $630,715     2      0.17    $315,358    1.990     359   698    78.4
Nevada                     $10,552,085    35      2.81    $301,488    5.599     359   678    77.5
New York                    $1,212,354     3      0.32    $404,118    6.339     359   740    72.1
Oregon                      $1,593,790     4      0.43    $398,448    5.846     358   737    73.6
Pennsylvania                $1,027,388     3      0.27    $342,463    5.966     359   673    79.9
South Carolina                $309,939     1      0.08    $309,939    6.563     358   648    64.6
Texas                         $103,930     1      0.03    $103,930    1.000     360   706    95.0
Utah                          $288,118     1      0.08    $288,118    7.363     359   638    80.0
Virginia                    $6,677,465    12      1.78    $556,455    4.594     358   684    77.7
Washington                  $4,108,963    14      1.10    $293,497    3.429     359   696    76.5
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
 Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                              CWALT 2005-IM1
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                                            $375,000,166 ARM Rate Mortgage Loans



------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                $6,975,024    27      1.86    $258,334    5.872     359   698    41.2
50.01 - 55.00               $2,984,591    11      0.80    $271,326    5.599     359   723    52.8
55.01 - 60.00               $9,162,960    22      2.44    $416,498    5.897     359   706    57.9
60.01 - 65.00              $12,189,032    27      3.25    $451,446    5.053     358   699    63.5
65.01 - 70.00              $25,589,372    56      6.82    $456,953    5.659     359   693    68.8
70.01 - 75.00              $60,894,178   135     16.24    $451,068    5.434     359   687    74.3
75.01 - 80.00             $255,360,034   645     68.10    $395,907    5.611     359   686    79.6
80.01 - 85.00                 $274,983     1      0.07    $274,983    6.038     358   680    81.3
85.01 - 90.00                 $756,078     2      0.20    $378,039    3.687     359   680    89.1
90.01 - 95.00                 $813,915     3      0.22    $271,305    1.000     360   682    94.6
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000              $57,844,930   148     15.43    $390,844    1.000     360   692    77.7
1.501 - 2.000              $16,382,621    42      4.37    $390,062    1.990     359   696    75.8
5.001 - 5.500                 $538,189     2      0.14    $269,095    5.176     359   662    50.8
5.501 - 6.000              $17,876,386    41      4.77    $436,009    5.828     359   711    66.8
6.001 - 6.500             $104,113,678   242     27.76    $430,222    6.257     359   700    73.9
6.501 - 7.000             $111,994,275   285     29.87    $392,962    6.747     358   682    77.6
7.001 - 7.500              $53,172,018   133     14.18    $399,790    7.216     359   673    78.3
7.501 - 8.000              $13,078,069    36      3.49    $363,280    7.555     359   655    78.6
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                       $267,015,989   653     71.20    $408,907    5.542     359   684    76.0
PUD                        $63,039,746   144     16.81    $437,776    5.816     359   694    76.5
CND                        $25,834,001    87      6.89    $296,943    5.210     359   703    77.5
2-4U                       $13,998,369    34      3.73    $411,717    5.464     359   703    73.9
CNDP                        $4,563,886     9      1.22    $507,098    6.325     359   712    76.9
TWN                           $548,175     2      0.15    $274,088    1.000     360   677    75.0
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
 Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                              CWALT 2005-IM1
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                                            $375,000,166 ARM Rate Mortgage Loans



------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
RCO                       $260,245,514   649     69.40    $400,995    5.773     359   682    75.7
PUR                        $80,984,930   195     21.60    $415,307    5.110     359   708    77.7
RNC                        $33,769,721    85      9.01    $397,291    5.060     359   686    75.5
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                        $325,617,128   758     86.83    $429,574    5.614     359   682    76.1
INV                        $42,042,415   147     11.21    $286,003    5.276     359   732    75.7
2H                          $7,340,622    24      1.96    $305,859    5.080     359   719    75.9
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
360                        $61,127,180   155     16.30    $394,369    1.056     360   691    77.7
359                       $210,175,864   519     56.05    $404,963    6.464     359   687    75.8
358                        $94,803,674   231     25.28    $410,406    6.394     358   689    75.8
357                         $6,490,439    18      1.73    $360,580    6.447     357   700    74.3
356                           $903,838     2      0.24    $451,919    6.451     356   702    80.0
354                           $391,067     1      0.10    $391,067    6.738     354   705    80.0
347                           $285,771     1      0.08    $285,771    6.563     347   731    65.0
346                           $249,899     1      0.07    $249,899    6.363     346   693    74.6
310                           $572,434     1      0.15    $572,434    6.913     310   649    80.0
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Document Type
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
REDUCED                   $260,508,708   632     69.47    $412,197    5.428     359   693    76.0
SISA                       $98,917,853   248     26.38    $398,862    5.956     359   676    76.2
FULL/ALT                   $15,413,986    48      4.11    $321,125    5.385     359   679    76.9
NO RATIO                      $159,619     1      0.04    $159,619    6.063     359   709    51.6
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
 Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                              CWALT 2005-IM1
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                                            $375,000,166 ARM Rate Mortgage Loans



------------------------------------------------------------------------------------------------------------------------------------
                                                            Range of FICO
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                   $3,249,567     8      0.87    $406,196    5.942     359   620    79.0
621 - 640                  $57,323,566   140     15.29    $409,454    6.031     359   631    76.1
641 - 660                  $73,249,934   177     19.53    $413,841    5.572     359   650    76.8
661 - 680                  $52,682,193   126     14.05    $418,113    5.766     359   671    76.0
681 - 700                  $54,516,459   142     14.54    $383,919    5.481     359   690    77.2
701 - 720                  $43,207,303   106     11.52    $407,616    5.503     359   710    76.0
721 - 740                  $28,306,375    78      7.55    $362,902    5.128     359   730    74.3
741 - 760                  $25,049,540    61      6.68    $410,648    5.360     359   751    74.0
761 - 780                  $20,715,804    49      5.52    $422,772    4.847     359   770    76.1
781 - 800                  $13,642,229    36      3.64    $378,951    5.601     359   788    76.2
801 - 820                   $3,057,196     6      0.82    $509,533    5.652     359   803    67.5
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0                          $49,267,067   118     13.14    $417,518    5.842     359   701    76.3
6                           $7,153,683    16      1.91    $447,105    5.754     355   698    76.2
12                         $95,797,592   219     25.55    $437,432    5.541     359   697    75.1
24                         $32,089,122    80      8.56    $401,114    5.423     359   684    77.0
36                        $179,798,138   468     47.95    $384,184    5.556     359   680    76.5
60                         $10,894,563    28      2.91    $389,092    4.981     359   698    74.7
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        80% LTV/PMI Analysis              (Excludes  923  80% or less LTV Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.         ORIG
DESCRIPTION                     BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, WITH MI           $1,844,975    6     100.00    $307,496    2.852      359   681   90.3
------------------------------------------------------------------------------------------------------------------------------------
                             $1,844,975    6     100.00    $307,496    2.852      359   681   90.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
1                         $361,825,906   898     96.49    $402,924    5.696     359   688    76.1
2                           $9,724,410    23      2.59    $422,800    1.973     359   704    74.2
3                           $3,449,850     8      0.92    $431,231    1.990     360   676    77.2
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
 Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                              CWALT 2005-IM1
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                                            $375,000,166 ARM Rate Mortgage Loans



------------------------------------------------------------------------------------------------------------------------------------
                                                               Margin
------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT   # OF     % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                   BALANCE  LOANS    TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                $888,857      2      0.24    $444,428    2.823     360   664    67.1
2.001 - 3.000             $77,434,554    188     20.65    $411,886    5.187     359   710    72.0
3.001 - 4.000            $251,936,354    629     67.18    $400,535    5.662     359   687    77.0
4.001 - 5.000             $44,740,401    110     11.93    $406,731    5.730     359   660    78.2
------------------------------------------------------------------------------------------------------------------------------------
                         $375,000,166    929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Maximum Rates
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000            $375,000,166   929    100.00    $403,660    5.565      359  688    76.1
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565      359  688    76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
11/05                         $521,931     2      0.14    $260,965    6.927     358   691    76.8
12/05                     $361,303,975   896     96.35    $403,241    5.694     359   688    76.1
01/06                       $9,724,410    23      2.59    $422,800    1.973     359   704    74.2
02/06                       $3,449,850     8      0.92    $431,231    1.990     360   676    77.2
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Initial Fixed Period
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
1                         $357,877,511   885     95.43    $404,381    5.729     359   688    76.1
3                          $17,122,655    44      4.57    $389,151    2.145     357   695    75.9
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF     % OF     AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION                    BALANCE  LOANS    TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                 $888,857      2      0.24    $444,428    2.823     360   664   67.1
2.001 - 3.000              $77,434,554    188     20.65    $411,886    5.187     359   710   72.0
3.001 - 4.000             $251,936,354    629     67.18    $400,535    5.662     359   687   77.0
4.001 - 5.000              $44,740,401    110     11.93    $406,731    5.730     359   660   78.2
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166    929    100.00    $403,660    5.565     359   688   76.1
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
 Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [LOGO OMITTED] Countrywide(R)                    Computational Materials for
-------------------------------------
       SECURITIES CORPORATION                              CWALT 2005-IM1
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                                            $375,000,166 ARM Rate Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                             Initial Cap
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF     % OF     AVERAGE     GROSS    REMG.         ORIG
DESCRIPTION                    BALANCE  LOANS    TOTAL     BALANCE      WAC     TERM  FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0.000                     $374,136,229    927     99.77    $403,599    5.562     359   688   76.1
1.000                         $863,936      2      0.23    $431,968    7.096     359   698   80.0
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166    929    100.00    $403,660    5.565     359   688   76.1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Subsequent Cap
------------------------------------------------------------------------------------------------------------------------------------
                               CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                    BALANCE  LOANS   TOTAL     BALANCE      WAC     TERM   FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0.000                     $374,136,229   927     99.77    $403,599    5.562     359   688    76.1
2.000                         $863,936     2      0.23    $431,968    7.096     359   698    80.0
------------------------------------------------------------------------------------------------------------------------------------
                          $375,000,166   929    100.00    $403,660    5.565     359   688    76.1
------------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
 Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.